Exhibit 10.15

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THAT INFORMATION AS PRIVATE OR CONFIDENTIAL.

SECOND AMENDMENT TO PROCESSING AGREEMENT

This SECOND AMENDMENT TO PROCESSING AGREEMENT (2nd Amendment”) is entered into effective this 1st day of January, 2016 (“Effective Date”) by and between Vertex Energy, Inc., a Texas Corporation having an office at 200 Atlantic Pipeline Road (“CUSTOMER”) and KMTEX LLC, Texas Limited Liability Corporation, having an office at 333 North Sam Houston Parkway East, Suite 1250, Houston, Texas 77060 (“KMTEX”).

WITNESSETH

WHEREAS, effective July 1, 2012, CUSTOMER and KMTEX entered into an agreement for the processing of certain petroleum distillates (“Processing Agreement”);

WHEREAS, effective November 1, 2013, CUSTOMER and KMTEX amended the Agreement for the processing of certain petroleum distillates (“First Amendment to the Processing Agreement”);

WHEREAS, CUSTOMER and KMTEX wish to restate and revise the term and fee schedule of the Processing Agreement;

NOW THEREFORE, these premises considered, the parties agree to amend the Processing Agreement as follows:

1.           Section 2.1 of the Agreement under Article 2 entitled Term and Termination will be deleted in its entirety and the following substituted in its place:

Section 2.1	This agreement commences on the Effective Date and its Initial Term shall expire on December 31, 2016, subject to the other provisions in this Agreement, or as otherwise agreed to by the Parties.

2.           Attachment D entitled Fees & Quantities will be deleted in its entirety and the following substituted in its place:

Attachment-D - Fees & Quantities

PYGAS FEED
o	Processing fee: $[***] per pound of Pygas Feed processed.

Includes a dedicated [***] barrel tank for Pygas Feed and a [***] barrel tank for overheads. These tanks will be provided at no charge as long as a minimum cumulative throughput of [***] barrels of material is processed quarterly. In the event the throughput falls below target, KMTEX reserves the right to charge tank rental or designate the tanks for other service.
The Pygas TOPS portion of the finished product must ship out within 10 calendar days after processing is complete and the material balance has been reported. After such time KMTEX shall charge $[***] per day penalty for each day the material remains in KMTEX storage.

VSR FEED
o	Processing Fee: $[***] per pound of VSR Feed processed. In the event that the processing rates of a feed material are significantly reduced due to a change in composition that directly effects processing, KMTEX reserves the right to renegotiate the processing fee of that particular feed material.

Includes a [***] barrel tank for overheads which must ship out within 10 calendar days after processing is complete and the material balance has been reported. After such time KMTEX shall charge $[***] per day penalty for each day the material remains in KMTEX storage.
TANK RENTAL

o	Tank rental rates to support VSR Feed processing as follows:
$[***]/month for the following tanks:

o	VSR Feed: [***] or [***] barrel tank
o	VSR & Pygas Bottoms: [***] barrel tank for combined use to support Pygas and VSR Feed processing

o	Additional [***] gallons of storage to supplement Pygas and VSR Feed processing
Additional Tank rental rates as follows

o	$[***]/month ($[***]/day) for an [***] barrel tank
o	$[***]/month ($[***]/day) for a [***] barrel tank

o	$[***]/month ($[***]/day) for a [***] barrel tank
o	$[***]/month ($[***]/day) for a [***] gallon tank

o	$[***]/month ($[***]/day) for a [***] gallon tank
GENERAL TERMS:

o	KMTEX will terminal, accumulate and blend materials and charge for tank rental and handling.
In and out charges for additional terminalled product as follows:

$[***] per tank truck of incoming unprocessed material
$[***] per railcar unloaded of unprocessed material

PROCESSING BY-PRODUCTS: CUSTOMER will be responsible for the expense associated with disposal of any high flash non-hazardous water generated from processing at a cost of $[***]/gallon, and any low flash hazardous water generated from processing at a cost of $[***]/gallon; provided, however, such disposal cost

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shall be limited to disposal of water that is attributable to the water content of the Feed.

o	Regarding Additives
All additives being delivered to KMTEX will have to be scheduled with the KMTEX logistics department and an unloading time assigned.

All additives will have to be labeled with CUSTOMER name on the side of the drum / tote.
There will be a charge of one dollar per gallon for each additive administered with a minimum charge of $[***] for each additive.

It will be the responsibility of the CUSTOMER for the disposal of their empty drums. In the event that KMTEX has to dispose of any drums, there will be a charge of $[***] per drum.
Anytime CUSTOMER requests a nitrogen roll on a take there will be a charge of $[***] per hour.

It will be the responsibility of the CUSTOMER for the disposal of their empty drums. In the event that KMTEX has to dispose of any drums, there will be a charge of $[***] per drum.
o	Shipping Charges for samples and other customer requested shipments will be billed at [***]

3.           Miscellaneous

All other provisions of the Processing Agreement not specifically amended herein shall remain the same and shall be in full force and effect.

This 2nd Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one and the same instrument.

WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized representative effective on January 1, 2016.

VERTEX ENERGY, INC.

By:  /s/ Matthew Dupay

Name:  Matthew Dupay

Title:  Manager of Refining and Marketing

Date:  12/3/15

KMTEX LLC.

By:  /s/ Will Baker

Name:  Will Baker

Title:  Business Development Manager

Date:  12/2/15

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